UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 14, 2010
HUDSON CITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26001	22-3640393
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
in Company)
WEST 80 CENTURY ROAD
PARAMUS, NEW JERSEY 07652
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (201) 967-1900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
EX-99.1
EX-99.2

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Hudson City Bancorp, Inc. (the “Company”), the holding company of Hudson City Savings Bank (the “Bank”), at its Board of Directors meeting held on December 14, 2010, appointed Denis J. Salamone, age 57, to the position of President and Chief Operating Officer, effective immediately. Mr. Salamone previously served as the Company’s Senior Executive Vice President and Chief Operating Officer. Ronald E. Hermance, Jr. will continue to serve as Chairman and Chief Executive Officer of the Company. Identical corporate title changes were effectuated with respect to the Bank.
     Mr. Salamone joined the Company in 2001 as Senior Executive Vice President and Chief Operating Officer. Mr. Salamone has also been a director on the Company’s Board of Directors since 2001. Prior to joining the Company, Mr. Salamone had a twenty-six year career with the independent accounting firm of PricewaterhouseCoopers LLP, where he had been a partner for sixteen years. Immediately prior to joining the Company, Mr. Salamone was the Global Financial Services leader for Audit and Business Advisory Services, and a member of the PricewaterhouseCoopers eighteen member board of partners. Mr. Salamone is a member of the American Institute of CPAs and a member of the New York State Society of CPAs. He graduated in 1975 with a B.S. in Accounting from St. Francis College where he is currently a member of its Board of Trustees.
     Mr. Salamone has 34 years of experience in the financial services industry. Prior to joining the Company, for 27 years Mr. Salamone served a clientele consisting of many banks and investment banks as a professional advisor. As a partner at a major accounting firm working with financial institutions, Mr. Salamone developed a depth of knowledge in areas of accounting, risk management, internal control, regulatory compliance and operational efficiency and effectiveness.
     Mr. Hermance, who has been employed by the Company for 22 years, has served as President and Chief Executive Officer since 2002. Mr. Hermance has served as Chairman of the Board since 2005. Prior to assuming these positions, Mr. Hermance had served as President and Chief Operating Officer of the Company since its incorporation in 1999 and of the Bank since 1997.
     A copy of the press release announcing Mr. Salamone’s appointment is attached as Exhibit 99.1.
Item 8.01 Other Events.
     On December 17, 2010, the Company, announced that the Bank withdrew its application to the Office of the Comptroller of the Currency (the “OCC”) to convert to a national bank charter. As a result, the Bank will continue to operate as a federally chartered savings bank and the Company will continue as a saving and loan holding company.
     A copy of the press release announcing the withdrawal of the application to the OCC is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.
     No financial statements are required to be filed as part of this Report. The following exhibits are furnished as part of this Report:

Exhibit No.	Description
99.1	Press release dated December 17, 2010 announcing the appointment of Mr. Salamone as President
99.2	Press release dated December 17, 2010 announcing the withdrawal of the charter conversion application

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hudson City Bancorp, Inc.
By:	/s/ James C. Kranz
James C. Kranz
Executive Vice President and Chief Financial Officer

Dated: December 20, 2010

Exhibit Index

Exhibit No.	Description
99.1	Press release dated December 17, 2010 announcing the appointment of Mr. Salamone as President
99.2	Press release dated December 17, 2010 announcing the withdrawal of the charter conversion application

5